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                                                                    EXHIBIT 10.2


        FORM OF THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Third Amended and Restated Registration Rights Agreement, dated as of November 14, 2003 (this "Agreement"), among Aspen Insurance Holdings Limited (formerly known as Exali Reinsurance Holdings Limited), a Bermudan limited company (the "Company"), the persons named in Schedule 1 attached hereto (the "Investors" and each an "Investor"), Wellington Underwriting plc ("WU plc") and Harrington Trust Limited solely as trustee of the Part A Trust Fund of the Names Trust (defined below) (including its successors, the "Names' Trustee").

     WHEREAS, the Company, the Investors, WU plc, the Names' Trustee and others are parties to an Amended and Restated Shareholders' Agreement, dated as of September 30, 2003 (the "Shareholders' Agreement");

     WHEREAS, the Company intends to execute an Amended and Restated Instrument Constituting an Option to Subscribe for Shares to be dated in or about November 2003 (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Option Instrument"), and pursuant to option certificates issued under the Option Instrument, each of WU plc and the Names' Trustee (the "Optionholders") have been granted options (the "Options") to purchase non-voting ordinary shares of the equity capital of the Company (the "Option Shares"; in accordance with the Option Instrument, on and after the Effective Date (as defined below), the non-voting ordinary shares issuable upon exercise of the Options shall convert on a one-to-one basis into Ordinary Shares (as defined below) immediately upon issuance thereof);

     WHEREAS, the Company, the Investors, WU plc and the Names' Trustee are parties to that certain Amended and Restated Registration Rights Agreement dated July 23, 2002, as amended and restated by that certain Second Amended and Restated Registration Rights Agreement dated as of September 30, 2003 (the "Prior Agreement"); and

     WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety pursuant to the terms of this Agreement.

     NOW THEREFORE, the Company and the Investors hereby agree to amend and restate the Prior Agreement in its entirety as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Affiliate" means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person, provided that no securityholder of the Company shall be deemed an Affiliate of the Company or of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise.

          "Associated Person" has the meaning specified in the Shareholders' Agreement.

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          "Blackstone Holder" means each Holder listed in Schedule 1 under the heading "Blackstone".

          "Business Day" means any day (excluding Saturdays and Sundays) on which banks generally are open in New York, London and Bermuda for the transaction of normal banking business.

          "Candover Holder" means each Holder listed in Schedule 1 under the heading "Candover".

          "Company Holders" means each director, officer or employee of the Company or its subsidiaries that holds any Ordinary Shares or Ordinary Share Equivalents.

          "Company Holders' Representative" means Christopher O'Kane or, if he is not serving as chief executive officer of the Company, the then acting chief executive officer of the Company.

          "CSFB Holder" means each Holder listed in Schedule 1 under the heading "CSFB".

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Governmental Entity" shall mean any court, department, body, board, bureau, administrative agency or commission or other governmental authority or instrumentality.

          "Holder" means, so long as such person holds any Ordinary Shares or Ordinary Share Equivalents, each of the Investors, WU plc, the Names' Trustee, the Optionholders and the Company Holders and each Transferee of any such person, subject to the terms of Section 5 with respect to Permitted Distributees.

          "Holders' Counsel" means (i) in connection with a Demand Registration conducted pursuant to Section 2, one firm of counsel selected by the Requesting Holder to act for the Requesting Holder and the Participating Holders and, failing agreement among the Holders (if more than one) comprising the Requesting Holder, such counsel shall be selected by plurality vote of the number of Registrable Securities requested to be sold by such Holders comprising the Requesting Holder and (ii) in connection with an incidental registration conducted pursuant to Section 3, one firm of counsel selected by the Selling Holders to act for the Selling Holders and, failing agreement among the Selling Holders, such counsel shall be selected by plurality vote of the number of Registrable Securities requested to be sold by the Selling Holders.

          "Initial Public Offering" shall mean the closing of the first public offering of Ordinary Shares or Ordinary Share Equivalents or other equity securities by the Company or any other person in a primary or secondary offering pursuant to an effective registration statement filed by the Company under the Securities Act (or any law or regulation of similar effect in force in the United States or elsewhere).

          "Management Shareholder's Agreement" means, for each Company Holder, a shareholder's agreement entered into from time to time between such Company

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     Holder and the Company pertaining to the Ordinary Shares or Ordinary Share
     Equivalents owned by such Company Holder.

          "Names" has the meaning specified in the Shareholders' Agreement.

          "Names Trust" has the meaning specified in the Shareholders'
     Agreement.

          "Names Trust Beneficiaries" has the meaning specified in the Shareholders' Agreement.

          "Ordinary Share Equivalents" means any shares, warrants, rights, calls, options, debt or other securities exchangeable or exercisable for or convertible into Ordinary Shares, including, without limitation, the Options.

          "Ordinary Shares" means the voting ordinary shares of the Company and any securities issued or distributed in respect thereof, or in substitution therefor, in connection with any stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.

          "Permitted Distributee" has the meaning specified in the Shareholders' Agreement.

          "Permitted Distribution" has the meaning specified in the Shareholders' Agreement.

          "person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registrable Securities" shall mean any Ordinary Shares and any Ordinary Shares, including any Option Shares, owned or to be acquired upon conversion, exercise or exchange of Ordinary Share Equivalents. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the applicable Holder of such securities has become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) such securities have been distributed to the public in accordance with all of the conditions of Rule 144 (or any similar or successor provision) under the Securities Act, (iii) such securities have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer have been delivered by the Company and subsequent disposition of such securities does not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force, or (iv) such securities have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement (regardless of whether a related registration statement is declared effective), including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses,

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     messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or national market system, the fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), securities laws liability insurance (if the Company so desires), the reasonable fees and disbursements of underwriters (including, without limitation, all reasonable fees and expenses of any "qualified independent underwriter" required by the rules of the NASD) customarily paid by issuers or sellers of securities (excluding, for the sake of clarity, the fees and expenses of underwriters' counsel), the expenses customarily borne by the issuers of securities in a "road show" presentation to potential investors, the reasonable fees and disbursements of Holders' Counsel, the reasonable fees and expenses of special counsel of any Holder participating as a Requesting Holder or a Participating Holder in any Demand Registration conducted pursuant to Section 2 or as a Selling Holder in any incidental registration conducted pursuant to Section 3, in each case, for the rendering by such special counsel of any legal opinion(s) reasonably required of such Holder by the Company or any underwriter in connection with such participation, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, the fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions, which shall be paid or borne by the selling Holder) and other reasonable out-of-pocket expenses of any Holder.

          "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Transferee" means, in respect of any Holder, any person to which such Holder permissibly transfers any Ordinary Shares or Ordinary Share Equivalents; for the purposes of this definition, an Ordinary Share or Ordinary Share Equivalent will be deemed to have been permissibly transferred if such transfer complies with all applicable laws and regulations, the Bye-Laws of the Company and, as applicable to such Holder, the Shareholders' Agreement or the Management Shareholder's Agreement to which such Holder is bound and the terms of this Agreement, provided that
     (x) if, as a result of such transfer such Ordinary Shares or Ordinary Share Equivalents no longer qualify as Registrable Securities, then the transferee shall not be deemed a Transferee, and (y) no person to which any Company Holder transfers any of its Ordinary Shares or Ordinary Share Equivalents shall be deemed a Transferee other than (A) upon the death of such Company Holder, the Shareholder's Estate (as defined in the Management Shareholder's Agreement to which such Company Holder is a party) or (B) during the life of such Company Holder, the Shareholder's Trust (as defined in the Management Shareholder's Agreement to which such Company Holder is a party).

          2. Demand Registration.

          (a) Request by Holders; Revocation/Modification of Request.



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     (i) At any time following the earlier of 180 days after the effective date of the registration statement for the Initial Public Offering and the expiration of the period during which the managing underwriters for the Initial Public Offering shall prohibit the Company from effecting any other public sale or distribution of Ordinary Shares, upon the written request of Holder(s) (other than Company Holders) holding in the aggregate $50 million of Registrable Securities (based on the closing trading price of the applicable Registrable Securities on the last trading day prior to the date of any request) (such requesting Holder(s) being referred to collectively as the "Requesting Holder"), the Requesting Holder may request (each such request, a "Demand Registration") that the Company, at the Requesting Holder's option, either (i) effect the registration under the Securities Act of all or part of the Registrable Securities held by such Requesting Holder and specifying the intended method of disposition thereof, or (ii) effect the registration of all or any of such Requesting Holder's Registrable Securities by filing a registration statement on Form F-3 (or any successor thereto) or other applicable form under the Securities Act which provides for the sale by the Requesting Holder of its Registrable Securities from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration"), provided that the option to request a Shelf Registration shall be available only following the first anniversary of the effective date of the registration statement for the Initial Public Offering. For each request, the Company will use its reasonable best efforts to effect the registration under the Securities Act of such Registrable Securities and all other Registrable Securities requested by Participating Holders (as defined below) to be included in such Demand Registration in accordance with Section 2(c)(i) below, to the extent necessary to permit the disposition in accordance with such Holder's requests of all Registrable Securities so requested to be registered. The number of Registrable Securities requested to be included in a Demand Registration involving an underwritten offering by the Requesting Holder and any Participating Holders (as defined below) shall be allocated on the same terms and conditions between the firm commitment and the underwriters' over-allotment option in accordance with market practice after consultation with the managing underwriter. The Requesting Holder and the Company shall consult with one another at the beginning of, and throughout, the registration process to coordinate the timing of the proposed offering. Except as otherwise expressly provided herein, if more than one Holder comprises the Requesting Holder for any Demand Registration, failing agreement among such Holders in respect of any decision or action to be taken by the Requesting Holder in connection with such Demand Registration, such decision or action may be taken by majority vote of the number of Registrable Securities requested to be sold by such Holders.

     (ii) At any time prior to the effective date of the registration statement relating to a Demand Registration, the Requesting Holder may revoke such request, without liability to any of the Participating Holders, by providing a notice of such revocation to the Company. A request, so revoked, shall be considered to be a Demand Registration unless (w) such revocation arose out of an act or omission of the Company (in which case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request), including without limitation for this purpose any such revocation in response to a material adverse development or disclosure with respect to the business or financial condition of the Company, which development or disclosure was not known to the Requesting Holder otherwise to be charged with a Demand Registration, or (x) such revocation is in response to a Delay Notice (as defined below), or (y) such revocation is in response to a Pricing Notice (as defined below), or (z) the Requesting Holder reimburses the Company for all Registration Expenses of such revoked request. In the case of a Demand Registration for an underwritten offering, the Company agrees to use commercially reasonable efforts to notify the Requesting Holder if the price for any Ordinary Shares or Ordinary Share Equivalent to be registered for sale for the account of the Company is expected to occur outside of any expected pricing



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range previously disclosed in writing by the Company (or any "pricing" or similar committee formed for such purpose) to the Requesting Holder (each such a notice, together with the pricing notices described in Sections 2(f) and 3(b) below, a "Pricing Notice"); provided that the Company shall not have any such obligation with respect to any registration involving the registration of Ordinary Shares or Ordinary Share Equivalents only for the account of parties other than the Company.

     (iii) At any time prior to the effective date of the registration statement relating to a Demand Registration, the Requesting Holder may modify its request, without liability to any of the Participating Holders, by providing a written notice of such modification to the Company and, in a Demand Registration for an underwritten offering, the managing underwriter.

     (b) Shelf Registration. The Company shall use its reasonable best efforts to keep any Shelf Registrations continuously effective for the 180-day period beginning on the date on which the Shelf Registration is declared effective. During the period during which the Shelf Registration is effective, the Company shall promptly supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by the Requesting Holder or an underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

     (c) Participation in Demand Registration.

     (i) Upon receipt of a Demand Registration by a Requesting Holder, subject to the terms and conditions of this Agreement, the Company will as soon as reasonably possible but not later than 3 Business Days after receipt of such notice, give written notice to all other Holders of Registrable Securities that a Demand Registration has been received. Each such other Holder may request, by delivery of written notice to the Company, that the Company also register the number of such Holder's Registrable Securities specified in such notice (each such other Holder that delivers such notice, a "Participating Holder"), provided that the Company receives such notice during the period (the "Demand Participation Period") expiring at 3 p.m. (EST) on the 10th calendar day following receipt of the Company's notice, provided, further, that, subject to the provisions in the next sentence, in the case of the Names' Trustee, such period shall expire at 3 p.m. (EST) on the 20th Business Day following receipt of the Company's notice (the "Names' Trustee Demand Participation Period"). If such Demand Registration involves an underwritten public offering and compliance with the last proviso of the immediately preceding sentence would, in the opinion of Requesting Holder (after consultation with the managing underwriter), delay such registration and offering, the Requesting Holder may determine that the Names' Trustee shall be subject to the Demand Participation Period for such Demand Registration and shall deliver written notice of such determination to the Company and the Names' Trustee as soon as reasonably practicable after making such determination. If the Requesting Holder so notifies the Company and the Names' Trustee, then (i) the Names' Trustee will be a Participating Holder only in respect of any of its Registrable Securities that the Names' Trustee has requested to be included in such Demand Registration pursuant to a notice delivered to the Company during (but not after the expiration of) the Demand Participation Period and (ii) the provisions of Section 2(c)(ii) shall apply to any of the Registrable Securities that the Names' Trustee has requested to be included in such Demand Registration pursuant to a notice delivered to the Company within the Names' Trustee Demand Participation Period but after the expiration of the Demand Participation Period (the "Additional NT Piggyback



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Securities"). A Participating Holder may revoke (and, if it does, it shall no longer be deemed a Participating Holder) or modify from time to time its request to participate in a Demand Registration as follows: (i) in the case of a Shelf Registration that does not involve an underwritten offering, by delivery of written notice of such revocation or modification to the Company at any time prior to the effective date of the registration statement relating to such Shelf Registration; or (ii) in the case of a Demand Registration involving an underwritten offering, by delivery of written notice of such revocation or modification to the Company and the managing underwriter, no later than (x) 3 p.m. (EST) on the Business Day immediately prior to the date of printing of the "red herring" preliminary prospectus for such Demand Registration or (y) any time prior to the effective date of the registration statement relating to such Demand Registration, so long as such revocation or modification (when considered together with any other revocations or modifications notified by the Requesting Holder or any other Participating Holders) would not require, in the opinion of the managing underwriter, a revised "red herring" preliminary prospectus to be re-circulated. In the event the Requesting Holder revokes a Demand Registration in accordance with Section 2(a)(ii), each Participating Holder's request to participate in such Demand Registration shall be deemed revoked. After the expiration of the Demand Participation Period and, following any modification of a request by the Requesting Holder in accordance with Section 2(a)(iii) or any modification or revocation of a request by any of the Participating Holders in accordance with this Section 2(c)(i), the Company shall notify the Requesting Holder, the Participating Holders and, in a Demand Registration for an underwritten offering, the managing underwriter, of the number of Registrable Securities to be registered (as modified, as the case may be).

     (ii) In connection with any Demand Registration for an underwritten public offering, in the event the Requesting Holder determines pursuant to Section 2(c)(i) above that the Names' Trustee shall be subject to the Demand Participation Period for such Demand Registration, the Names' Trustee may request, by delivery of written notice to the Company within 20 Business Days after the expiration of the related Names' Trustee Demand Participation Period, that the Company effect the registration under the Securities Act of the Additional NT Piggyback Securities for direct resale of such securities by the Names' Trustee (a "Section 2(c)(ii) NT Registration"). The Company shall use its reasonable best efforts to effect the registration under the Securities Act of the Additional NT Piggyback Securities as soon as practicable following receipt of such request from the Names' Trustee, by filing a registration statement on any form for which the Company then qualifies (or which counsel for the Company shall deem appropriate) and which form shall be available for the direct resale of the Additional NT Piggyback Securities. The Company shall, as expeditiously as possible, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days (or such shorter period which will terminate when all the Additional NT Piggyback Securities covered by such registration statement have been sold) and comply with the provisions of the Securities Act with respect to the direct resale of all the Additional NT Piggyback Securities covered by such registration statement during such period. The Company shall pay all Registration Expenses in connection with such Section 2(c)(ii) NT Registration, including the fees and expenses properly incurred by one firm of legal counsel to the Names' Trustee. At any time prior to the effective date of the registration statement relating to such Section 2(c)(ii) NT Registration, the Names' Trustee may revoke such request by providing a notice of such revocation to the Company. If the Demand Registration or underwritten public offering that triggered the registration obligations of the Company pursuant to this Section 2(c)(ii) is abandoned or not consummated, the Company shall not be under any obligation to effect such Section 2(c)(ii) NT Registration. The provisions of
Section 6(c)(i), (d), (e), (f),


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(g), (i), (j) and (p) and the last two paragraphs of Section 6 (but none of the other clauses of Section 6) shall apply in connection with any Section 2(c)(ii) NT Registration.

     (iii) (A) If the first Demand Registration for an underwritten public offering (the "First Underwritten Demand Registration") has not been requested by a Requesting Holder by the end of the 240th day after the Effective Date (as defined below), the Names' Trustee may request, by delivery of written notice to the Company no later than the end of the 285th day after the Effective Date, that the Company effect the registration under the Securities Act of the number of the Names' Trustee's Registrable Securities specified in such notice, but representing no fewer than 10,000 Ordinary Shares, for direct resale of such securities by the Names' Trustee (a "Section 2(c)(iii) NT Registration", and, together with a "Section 2(c)(ii) NT Registration, a "NT Registration"). The Company shall use its reasonable best efforts to effect the registration under the Securities Act of such securities as soon as practicable following receipt of such request from the Names' Trustee, by filing a registration statement on any form for which the Company then qualifies (or which counsel for the Company shall deem appropriate) and which form shall be available for the direct resale of such securities. The Company shall, as expeditiously as possible, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days (or such shorter period which will terminate when all the securities covered by such registration statement have been sold) and comply with the provisions of the Securities Act with respect to the direct resale of all the securities covered by such registration statement during such period. The Company shall pay all Registration Expenses in connection with the Section 2(c)(iii) NT Registration, including the fees and expenses properly incurred by one firm of legal counsel to the Names' Trustee. At any time prior to the effective date of the registration statement relating to the Section 2(c)(iii) NT Registration, the Names' Trustee may revoke such request by providing a notice of such revocation to the Company. The provisions of Section 6(c)(i), (d), (e), (f), (g), (i), (j) and (p) and the last two paragraphs of Section 6 (but none of the other clauses of Section 6) shall apply in connection with the Section 2(c)(iii) NT Registration.

     (B) If the First Underwritten Demand Registration is requested by a Requesting Holder after the end of the 240th day and prior to the end of the 285th day after the Effective Date and if the Section 2(c)(iii) NT Registration has not yet been requested by the Names' Trustee or has been requested by the Names' Trustee but the registration statement in connection therewith has not yet become effective, such Requesting Holder may determine, by delivery of written notice to the Company and to the Names' Trustee, at the same time of delivery of its Demand Registration notice to the Company in connection with the First Underwritten Demand Registration, to cause the Names' Trustee to participate in such First Underwritten Demand Registration in accordance with the provisions of Section 2(c)(i) (including, if applicable in connection therewith, a Section 2(c)(ii) NT Registration in accordance with the provision of Section 2(c)(ii)) in lieu of a Section 2(c)(iii) NT Registration. If such Requesting Holder so determines, the Company shall not be under any obligation to effect or continue to effect any Section 2(c)(iii) NT Registration and the Names' Trustee's rights under this Section 2(c)(iii) shall terminate, provided that, if such First Underwritten Demand Registration is terminated for any reason, the Names' Trustee's rights under this Section 2(c)(iii) shall be reinstated (whether or not the Names' Trustee had previously requested a Section 2(c)(iii) NT Registration) immediately upon the termination of such registration such that the Names' Trustee shall thereupon have 45 days, from the date on which the Company notifies the Names' Trustee of such termination, to give notice to the Company hereunder (and, for avoidance of doubt, the provisions of this sub-clause (B) shall also apply to such reinstated rights). Any Registration Expenses incurred in connection with


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a Section 2(c)(iii) NT Registration that is terminated by a Requesting Holder in accordance with this sub-clause (B) shall be included in the Registration Expenses for the First Underwritten Demand Registration (or, if applicable in connection therewith, a Section 2(c)(ii) NT Registration).

          (C) Nothing contained in this Section 2(c)(iii) shall be deemed to prohibit the occurrence of or otherwise restrict or delay any Demand Registration, including the First Underwritten Demand Registration.

     (d) Registration Statement Form. If any Demand Registration for an underwritten offering is proposed by the Company to be effected by the filing of a registration statement on Form F-3 (or any successor or similar short-form registration statement), and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

     (e) Effected Demand Registration. A Demand Registration shall not be deemed to have been effected:

          (i) if such Demand Registration is revoked by the Requesting Holder and any of the circumstances specified in clauses (w), (x), (y) or (z) of Section 2(a)(ii) apply; or

          (ii) if a registration statement with respect thereto has not become effective or not remained effective in compliance with the provisions of the Securities Act for at least 180 days with respect to the disposition of all Registrable Securities covered by such registration statement or until such earlier time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in such registration request; or

          (iii) if the Maximum Offering Size (as defined below) is reduced in accordance with Section 2(f) such that less than 90% of the Registrable Securities sought to be included in such Demand Registration by the Requesting Holder are included.

     (f) Priority in Requested Registrations. If a Demand Registration involves an underwritten offering and the managing underwriter advises the Company, the Requesting Holder and the Participating Holders that, in its opinion, the number of securities requested to be included in such registration by such Holders (to the extent any such person has the right to include any such securities in any such registration), together with the number of securities that the Company proposes to sell for its own account (if any), exceeds the maximum number of securities that can be sold without a reasonable expectation of an adverse effect on such offering, including an adverse effect on the price at which such securities can be sold (the "Maximum Offering Size"), then the number of such securities to be included in such registration shall be reduced to such extent, and the Company shall include in such registration up to the Maximum Offering
Size:



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          (A)  in connection with the First Underwritten Demand Registration
               (unless a Section 2(c)(iii) NT Registration has been affected prior to or will be affected contemporaneously with the First Underwritten Demand Registration and has not been terminated by the related Requesting Holder in accordance with Section 2(c)(iii)(B)), in which case, sub-clause (B) below shall apply):

               (i) first, all the Names' Trustee's Option Shares requested to be included in such registration by the Names' Trustee;

               (ii) second, all the Registrable Securities requested to be included in such registration by the Requesting Holder and the Participating Holders (including the Names' Trustee in respect of any of its Registrable Securities other than its Option Shares), pro rata among such Holders on the basis of the number of Registrable Securities then owned by each of such Holders; and

               (iii) third, to the extent that the number of Registrable Securities requested to be included in such registration by the Requesting Holder and the Participating Holders (including the Names' Trustee) is, in the aggregate, less than the Maximum Offering Size, the equity securities that the Company proposes to sell for its own account (if any);

          (B) in connection with any Demand Registration (unless sub-clause (A) above applies):

               (i) first, all the Registrable Securities requested to be included in such registration by the Requesting Holder and the Participating Holders, pro rata among such Holders on the basis of the number of Registrable Securities then owned by each of such Holders; and

               (ii) second, to the extent that the number of Registrable Securities requested to be included in such registration by the Requesting Holder and the Participating Holders is, in the aggregate, less than the Maximum Offering Size, the equity securities that the Company proposes to sell for its own account (if any).

     (g) Postponements in Requested Registrations. If, upon receipt of a request for a Demand Registration or any NT Registration, the Company is advised in writing by a nationally recognized investment banking firm selected by the Company that, in such firm's opinion, a registration by the Company at the time and on the terms requested would materially and adversely affect any public offering of securities of the Company solely for the account of the Company (a "Company Offering"), in respect of which, in the case of a request for a Demand Registration, the Company has commenced preparations for a registration prior to the receipt of a request for such Demand Registration, and the Company furnishes the Requesting Holder or the Names' Trustee, as the case may be, with a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company to such effect (a "Transaction Delay Notice") promptly after such request, the Company shall not be required to effect a Demand Registration or any NT Registration until the earliest of (A) 90 days after the completion of such Company Offering, (B) promptly after the abandonment of such Company Offering, or (C) 90 days after the date of the Transaction Delay Notice; provided, however, that in any event the Company shall not be required to effect any Demand Registration or any NT Registration prior to the termination, waiver or reduction of any "blackout period" required by the underwriters to be applicable to the Requesting Holder or the Names' Trustee, as the case may be, in connection with any Company Offering.

     (h) Delay Notices. If upon receipt of a request for a Demand Registration or any NT Registration or while a Demand Registration or any NT Registration is pending, the Company determines in its good faith judgment after consultation with its securities counsel that (i) the filing of a registration statement or any amendment thereto would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and (ii) a delay as contemplated herein would be likely to reduce the detrimental effect of or would obviate the need for such disclosure, then if the Company provides the Requesting Holder or the Names' Trustee, as the case may be, with written notice (an "Information Delay Notice"; an Information Delay Notice or a Transaction Delay Notice, each, a "Delay Notice") thereof promptly after the Company makes such determination, which shall be made promptly after the receipt of any request, the Company shall not be required to comply with its obligations under Section 2(a) (in case of a Demand Registration) or Section 2(c)(ii) or 2(c)(iii) (in case of any NT Registration thereunder) until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after the Company's receipt of such registration request.

     (i) Limitations on Delay Notices. The Company shall be entitled to serve only one Delay Notice within any period of 6 consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed).

     (j) Limitations on Demand Registrations.

         (i) Other than any Demand Registration to be effected pursuant to a Shelf Registration which does not involve an underwritten offering, for which an unlimited number of Demand Registrations shall be permitted, and subject to
Section 2(e), the Company shall not be obligated to effect more than three Demand Registrations for Blackstone Holders as the Requesting Holder, more than two Demand Registrations for Candover Holders as the Requesting Holder, more than two Demand Registrations for CSFB Holders as the Requesting Holder, more than one Demand Registration for WU plc as the Requesting Holder or more than one Demand Registration for all other Investors and the Names' Trustee combined (the vote of a majority of the Registrable Securities held by such persons being necessary and sufficient to exercise such Demand Registration) as the

Requesting Holder. For avoidance of doubt, in any Demand Registration, if the Requesting Holder is comprised of two or more Holders (which are not Affiliates), such Holders shall be entitled, by notice to the Company, to designate which of such Holders shall be deemed to have made the request for such Demand Registration for the purpose of the limitations in this Section 2(j) and, and failing agreement among such Holders, such designation will be made by majority vote of the number of Registrable Securities requested to be sold by such Holders.

         (ii) In no event shall the Company be required to effect hereunder more than one Demand Registration involving an underwritten offering within any 6-month period.

     (k) Expenses. The Company will pay all Registration Expenses in connection with Demand Registrations.

     (l) Selection of Underwriters. If, in any Demand Registration, the Requesting Holder requests that such registration shall be in the form of an underwritten offering, such offering shall be an underwritten offering and (x) the Requesting Holder, in consultation with the Company, shall have the right to select the managing underwriter and lead manager to administer the offering and, failing agreement among the Holders (if more than one) comprising the Requesting Holder, the managing underwriter and lead manager shall be selected by plurality vote of the number of Registrable Securities requested to be sold by such Holders (in each case, subject to the approval of the Company (such approval not to be unreasonably withheld)) and (y) the Company, in consultation with the Requesting Holder, shall have the right to select any co-underwriters. The Company, the Requesting Holder and the Participating Holders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents reasonable and customary in similar offerings, including, without limitation, custody agreements, powers of attorney, and indemnification agreements (subject to the limitation that any obligations of the Holders to indemnify any other person shall be limited as described in Section 7(b) hereof).

     3. Incidental Registration.

     (a) Rights to Include Registrable Securities.

         (i) If the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-8 or F-4 or any successor or similar forms or any registration relating to employee benefit plans), whether or not for sale for its own account, then the Company will, as soon as reasonably practicable but no later than 10 Business Days prior to the filing date of the registration statement relating to such registration and subject to the terms and conditions of this Section 3, give written notice to each Holder of its intention to register its equity securities and offer each Holder the opportunity to include such Holder's Registrable Securities in such registration statement. Each Holder may request, by delivery of written notice to the Company, that the Company also register the number of such Holders' Registrable Securities specified in such notice (each such Holder that delivers such notice, a "Selling Holder"), provided that such notice is received by the Company during the period (the "Incidental Participation Period") expiring at 3 p.m. (EST) on the 10th calendar day following receipt of the Company's notice, provided, further, that, subject to the provisions in the next sentence, in the case of the Names' Trustee, such period shall expire at 3 p.m. (EST) on the 20th Business Day following receipt of the Company's notice (the "Names' Trustee Incidental Participation Period"). If compliance with the last proviso of the immediately preceding sentence would, in the opinion of

Company, delay such registration and offering, the Company may determine that the Names' Trustee shall be subject to the Incidental Participation Period for such registration and shall deliver written notice of such determination to the Names' Trustee as soon as reasonably practicable after making such determination. If the Company so notifies the Names' Trustee, then (i) the Names' Trustee will be a Selling Holder only in respect of any of its Registrable Securities that the Names' Trustee has requested to be included in such registration pursuant to a notice delivered to the Company during (but not after the expiration of) the Incidental Participation Period and (ii) the provisions of Section 3(a)(iii) shall apply to any of the Registrable Securities that the Names' Trustee has requested to be included in such registration pursuant to a notice delivered to the Company within the Names' Trustee Incidental Participation Period but after the expiration of the Incidental Participation Period (the "Additional NT Incidental Securities"). A Selling Holder may revoke (and, if it does, it shall no longer be deemed a Selling Holder) or modify from time to time its request to participate in a registration under this Section 3 as follows: (i) in the case of a registration statement on Form F-3 (or any successor thereto) or other applicable form under the Securities Act which provides for the sale of Ordinary Shares or Ordinary Share Equivalents from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act and that does not involve an underwritten offering, by delivery of written notice of such revocation or modification to the Company at any time prior to the effective date of the registration statement relating to such registration; or (ii) in the case of a registration involving an underwritten offering, by delivery of written notice of such revocation or modification to the Company and the managing underwriter, no later than (x) 3 p.m. (EST) on the Business Day immediately prior to the date of printing of the "red herring" preliminary prospectus for such registration or (y) any time prior to the effective date of the registration statement relating to such registration, so long as such revocation or modification (when considered together with any other revocations or modifications notified by any other Selling Holders) would not require, in the opinion of the managing underwriter, a revised "red herring" preliminary prospectus to be re-circulated.

         (ii) The Company shall use its reasonable best efforts to effect the proposed registration under the Securities Act of all Registrable Securities which the Selling Holders have requested the Company to register (as modified, as the case may be), provided that (x) if such registration involves an underwritten offering, each Selling Holder must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, including the terms of the allocation of Registrable Securities included in such registration between the firm commitment and the underwriters' over-allotment option, which shall be in accordance with market practice after consultation with the underwriters (except that indemnification obligations of any Selling Holder shall be limited to those obligations set forth in Section 7(b) hereof) and (y) if, at any time after giving written notice of its intention to register any securities pursuant to Section 3(a)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to each Selling Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. A registration effected under this Section 3 shall not relieve the Company of its obligations to effect any Demand Registration under Section 2 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.

         (iii) In connection with any registration by the Company pursuant to
Section 3(a)(i) above, in the event the Company determines that the Names' Trustee shall be subject to the Incidental Participation Period for such registration, the Names' Trustee may request, by delivery of written notice to the Company within 20 Business Days after the expiration of the related Names' Trustee Incidental Participation Period, that the Company effect the registration under the Securities Act of the Additional NT Incidental Securities for direct resale of such securities by the Names' Trustee. The Company shall use its reasonable best efforts to effect the registration under the Securities Act of the Additional NT Incidental Securities as soon as practicable following receipt of such request from the Names' Trustee, by filing a registration statement on any form for which the Company then qualifies (or which counsel for the Company shall deem appropriate) and which form shall be available for the direct resale of the Additional NT Incidental Securities. The Company shall, as expeditiously as possible, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 30 days (or such shorter period which will terminate when all the Additional NT Incidental Securities covered by such registration statement have been sold) and comply with the provisions of the Securities Act with respect to the direct resale of all the Additional NT Incidental Securities covered by such registration statement during such period. The Company shall pay all Registration Expenses in connection with such registration, including the reasonable fees and expenses of one firm of legal counsel to the Names' Trustee. At any time prior to the effective date of the registration statement relating to such registration, the Names' Trustee may revoke such request by providing a notice of such revocation to the Company. If the registration or offering by the Company that triggered the registration obligations of the Company pursuant to this Section 3(a)(iii) is abandoned or not consummated, the Company shall not be under any obligation to effect any registration under this Section 3(a)(iii). Clauses (c)(i), (d), (e), (f), (g), (i), (j) and (p) and the last two paragraphs of Section 6 (but none of the other clauses of Section 6) shall apply in connection with any registration under this Section 3(a)(iii).

         (iv) Notwithstanding the foregoing provisions of this Section 3(a), the rights of each Holder to include its Registrable Securities in a registration conducted by the Company (under the Prior Agreement or hereunder) shall not apply in the case of the Initial Public Offering, provided that the Initial Public Offering is completed prior to June 30, 2004.

     (b) Priority in Incidental Registrations.

         (i) Subject to paragraph (ii) below, if a registration pursuant to this
Section 3 involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of equity securities (including Registrable Securities requested to be included in such offering by the Selling Holders) that the Company and the Selling Holders intend to include in such registration exceeds the Maximum Offering Size, the number of such securities to be included in such registration shall be reduced to such extent, and the Company will include in such registration up to the Maximum Offering Size as follows:

          (A) first, all the equity securities the Company proposes to sell for its own account in such registration; and

          (B) second, to the extent that the number of equity securities included in such registration by the Company for its own account is less than the Maximum Offering Size, the aggregate number of Registrable Securities requested to be included in such registration by the Selling Holders, allocated pro rata among the Selling Holders on the basis of the number of Registrable Securities then owned by each of the Selling Holders.

         (ii) Subject to the provisions of Section 9(o) below, if any holder(s) of Ordinary Shares, Ordinary Share Equivalents or other equity securities of the Company ("Other Registrable Securities") other than a Holder (each, a "Non-Party Requesting Holder") makes a requested or demand registration, such requested or demand registration involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of securities requested to be included in such registration (including all Registrable Securities requested to be included in such registration by the Holders and all Other Registrable Securities requested to be included in such registration by Non-Party Requesting Holders) exceeds the Maximum Offering Size, the number of such securities to be included in such registration shall be reduced to such extent, and the Company shall include in such registration such number of securities up to the Maximum Offering Size, as follows: (A) first, the number of Registrable Securities requested to be included in such registration by the Holders shall be limited to such extent, and shall be allocated pro rata among them on the basis of the relative number of Registrable Securities then owned by such Holders, provided that any such amount thereby allocated to any such Holder that exceeds such Holder's request shall be reallocated to the other remaining Holders, and (B) second, to the extent that the number of Registrable Securities which the Holders have requested to be included in such registration is less than the Maximum Offering Size, the number of Other Registrable Securities requested to be included in such registration by the Non-Party Requesting Holder and all other holders thereof (collectively, "Non-Party Holders"), provided that the number of Registrable Securities that may be registered by Non-Party Holders shall be limited to such extent, and, subject to any rights of Non-Party Holders, shall be allocated pro rata among all Non-Party Holders on the basis of the relative number of Other Registrable Securities then owned by such Non-Party Holders.

     4. Holdback Agreements.

     (a) If any registration of Registrable Securities shall be effected in connection with an underwritten public offering (including, for avoidance of doubt, the Initial Public Offering), each Holder agrees (i) not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Ordinary Shares, Ordinary Share Equivalents or other equity securities of the Company or of any securities convertible into or exchangeable or exercisable for Ordinary Shares, Ordinary Share Equivalents or any other equity securities of the Company (except for a direct resale of securities by the Names' Trustee pursuant to an effective registration statement under the Securities Act in accordance with the provisions of Section 2(c)(ii),
Section 2(c)(iii) or Section 3(a)(iii), as the case may be); and (ii) if such Holder (together with any Affiliate of such Holder) holds 5% or more of the Ordinary Shares (on a fully-diluted basis, taking into account all vested and exercisable options, warrants or rights to acquire any Ordinary Shares and any securities immediately convertible into or exchangeable or exercisable for Ordinary Shares), not to transfer, by way of a dividend, distribution or comparable transfer to any shareholder, member, partner, limited partner or beneficiary (as the case may be) of such Holder, any Ordinary Shares, Ordinary Share Equivalents or other equity securities of the Company or of any securities convertible into or exchangeable or exercisable for Ordinary Shares, Ordinary Share Equivalents or any other equity securities of the Company, in each case under clause (i) or (ii), other than as part of such underwritten public offering pursuant to an effective registration statement, commencing on the date that is 5 days prior to the anticipated date of the printing of the "red herring" preliminary prospectus for the road show for such offering (which date shall be specified in a written notice to the Holders from the Company) and continuing for such period of time as the managing underwriter and the Company may agree (not to exceed, in the case of the Initial Public Offering, 180 days, or in the case of any other underwritten public offering, 90 days, beginning on the closing date of the sale of securities in such offering pursuant to an effective registration statement); provided, however, that:

          (i) all Company Holders and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar arrangements having terms and conditions that are no more favorable to such persons than those set forth in this Section 4(a);

          (ii) this Section 4(a) shall not apply to any securities of the Company acquired by any Holder in the Initial Public Offering or any other underwritten public offering, or acquired by any Holder on the open market after the Initial Public Offering or other underwritten public offering of equity securities of the Company;

          (iii) this Section 4(a) shall not be deemed to restrict any Investor or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its or such Affiliates business;

          (iv) notwithstanding the foregoing, in the event that the Company and the underwriters agree to release any Company securities from this
          Section 4(a) or any similar provision in another arrangement ("Holdback Provisions"), the Registrable Securities of the Holders shall be released from Holdback Provisions on a pro-rata basis with such other Company securities (based upon the number of shares of Company securities released by the Company and the underwriter relative to the aggregate number of Company securities held by each Holder); and

          (v) notwithstanding the foregoing, the obligations described in this
          Section 4(a) shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form F-4 or Form N-14 or similar forms which may be promulgated in the future.

     (b) Restrictions on Public Sale by the Company and Others. If any registration of Registrable Securities shall be made in connection with an underwritten public offering (including, for avoidance of doubt, the Initial Public Offering), the Company agrees (i) not to effect any public sale or distribution of any Ordinary Shares, Ordinary Share Equivalents or other equity securities of the Company or of any security convertible into or exchangeable or exercisable for any Ordinary Shares, Ordinary Share Equivalents or other equity securities of the Company (other than in connection with an employee stock option or other benefit plan or as part of such underwritten public offering pursuant to an effective registration statement), commencing on the date that is 5 days prior to the anticipated date of the printing of the "red herring" preliminary prospectus for the road show for such offering and continuing for 180 days beginning on the closing date of the sale of securities in such underwritten public offering pursuant to an effective registration statement (unless otherwise agreed by the Holders of a majority of the Registrable Securities included in such underwritten public offering) and (ii) that any agreement entered into after the date of this

Agreement pursuant to which the Company issues or agrees to issue any privately placed Ordinary Shares, Ordinary Share Equivalents or other equity securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (i), including any sale pursuant to Rule 144 under the Securities Act (other than, if permitted, as part of such underwritten public offering pursuant to an effective registration statement).

     5. Permitted Distributees.

     (a) Except as otherwise expressly provided in this Section 5, a Permitted Distributee shall not be a Holder in respect of any Ordinary Shares or Ordinary Share Equivalents distributed to such Permitted Distributee by a Holder pursuant to a Permitted Distribution or otherwise have any rights or obligations under this Agreement. No person to which any Permitted Distributee transfers any of its Ordinary Shares or Ordinary Share Equivalents so distributed to it shall be deemed a Holder or otherwise have any rights or obligations under this Agreement unless (i) prior to such transfer such Permitted Transferee itself has rights or obligations under this Agreement in accordance with this Section 5 and (ii) such Transferee is an Affiliate of such Permitted Distributee.

     (b) If (x) each Permitted Distributee that receives any Ordinary Shares or Ordinary Share Equivalents from a Holder in a Permitted Distribution is an Affiliate or Associated Person of such Holder or (y) a Permitted Distributee that receives any Ordinary Shares or Ordinary Share Equivalents from a Holder in a Permitted Distribution is an Affiliate of such Holder and holds (when aggregated with the Ordinary Shares or Ordinary Share Equivalents held by such Holder and each Affiliate of such Holder) 5% or more of the Ordinary Shares (on a fully-diluted basis, taking into account all vested and exercisable options, warrants or rights to acquire any Ordinary Shares and any securities immediately convertible into or exchangeable or exercisable for Ordinary Shares) after such Permitted Distribution; (each such Permitted Distributee under clause (x) or
(y), an "Affiliated Permitted Distributee"), then, each Affiliated Permitted Distributee, by accepting any Ordinary Shares or Ordinary Share Equivalents in such Permitted Distribution, will be deemed to have agreed (and such Affiliated Permitted Distributee shall, on request of the Company, confirm such agreement in writing) that the terms of Section 4(a) and Section 9 (other than clause (o) of Section 9) shall apply to such Affiliated Permitted Distributee.

     (c) If a Holder is participating in a Shelf Registration, either as the Requesting Holder of such Shelf Registration or as a Participating Holder or Selling Holder in respect of such Shelf Registration, or if a Shelf Registration otherwise has been implemented and is effective under the Securities Act, then such Holder shall be entitled to add its Permitted Distributees as selling security holders under such Shelf Registration (excluding, however, as sellers pursuant to an underwritten offering) in respect of any Registrable Securities that have been or will be transferred by such Requesting Holder to such Permitted Distributees pursuant to a Permitted Distribution and the Company shall, any time after the date that such Shelf Registration has become effective under the Securities Act and upon return of the legended securities (either by such Holder or, after such Permitted Distribution, any Permitted Distributee), promptly remove (or cause to be removed) the legends remaining on the certificates representing the shares to be sold under such Shelf Registration. Each such Permitted Distributee that is added or is proposed to be added as a selling security holder under such Shelf Registration, by accepting any Registrable Securities in such Permitted Distribution, will be deemed to have agreed (and such Permitted Distributee shall, on request of the Company, confirm such agreement in writing) that (i) such Permitted Distributee shall be entitled to the rights and benefits of the provisions of Section 6 which are applicable to such Shelf Registration (excluding, however, clauses (a), (c)(ii), (d), (k),
(l), (m), (n), (o), (p)(ii) and (iii), (q), (r), (s) and (t) thereof), the
Company hereby
acknowledging and agreeing to such rights, and (ii) the terms of the last two paragraphs of Section 6 and Sections 7, 8 and 9 (other than clause (o) of
Section 9) shall apply to such Permitted Distributee.

     6. Registration Procedures.

     If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement the Company will, as expeditiously as possible (except as otherwise provided in Sections 2(c)(ii), 2(c)(iii) and 3(a)(iii)):

     (a) use its reasonable best efforts to prepare and file with the SEC within 75 days (or, for registration on a Form F-3 or any similar short-form registration statement, 45 days), after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its reasonable best efforts to cause such registration statement to become and remain effective as promptly as practicable, provided that before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to each Holder that is participating in such registration copies of the form of preliminary prospectus proposed to be filed and furnish to Holders' Counsel copies of all such documents proposed to be filed, which documents will be subject to the review of Holders' Counsel and the registration statement shall not be declared effective without the approval of Holders' Counsel, such approval not to be unreasonably withheld or delayed, and (ii) notify each Holder that is participating in such registration of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

     (b) subject to Section 2(b) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) promptly furnish (i) to each Holder that is participating in such registration and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto) and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, as such Holder reasonably may request and
(ii) to each Holder that is participating in such registration and each underwriter, if any, copies of any substantive correspondence with the SEC or its staff relating to the registration statement and such other documents as any such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

     (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder

(other than any Company Holder) that is participating in such registration or each underwriter, if any, reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities, provided that the Company will not be required to
(i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     (e) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Company to enable each Holder that is participating in such registration to consummate the disposition of such Registrable Securities;

     (f) immediately notify each Holder that is participating in such registration (the facts prompting which notification each such Holder shall keep confidential), at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company will promptly prepare and furnish to the each such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (g) use its reasonable best efforts to prevent the issuance of and obtain the withdrawal of any stop order suspending the effectiveness of a registration statement relating to the Registrable Securities or of any order preventing or suspending the use of any preliminary or final prospectus at the earliest practicable moment;

     (h) if requested by the managing underwriters or any Holder (other than any Company Holder) that is participating in such registration, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and such Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated to such prospectus supplement or post-effective amendment;

     (i) cooperate with each Holder that is participating in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least three business days prior to any sale of the Registrable Securities to the underwriters;

     (j) use its reasonable best efforts to cause all such Registrable Securities to be listed on a national securities exchange or quotation system, and on each securities exchange or quotation system on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

     (k) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Holders (other than the Company Holders) that are participating in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification and making appropriate members of senior management of the Company available (subject to consulting with them in advance as to schedule) for customary participation in "road show" presentations to potential investors;

     (l) provided the Company receives appropriate assurances regarding confidentiality, make available for inspection by each Holder that is participating in such registration, each underwriter, if any, and any accountant or other agent retained by such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement;

     (m) use its reasonable best efforts to obtain (i) an opinion or opinions of counsel to the Company in customary form and (ii) a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by opinions and "cold comfort" letters as the Holders (other than the Company Holders) that are participating in such registration or the underwriter, if any, requests, in each case, addressed to the underwriters;

     (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as promptly as practicable, but in any event, within the required time periods, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto;

     (o) promptly, prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement and before the closing of such offering), provide copies of such document to Holders' Counsel and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as Holders' Counsel may reasonably request within 5 Business Days of receipt thereof;

     (p) promptly notify the Holders (other than, in respect of clauses (ii) and (iii), the Company Holders) that are participating in such registration, Holders' Counsel and the managing underwriter or agent, if any, (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any post-effective supplement to the prospectus or any post-effective amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

     (q) cooperate with the Holders that are participating in such registration, Holders' Counsel, each underwriter or agent, if any, and counsel to each underwriter or agent, in connection with any filings required to be made with any securities exchange and/or the NASD;

     (r) provide a CUSIP number for the Registrable Securities included in any registration statement not later than the effective date of such registration statement;

     (s) promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

     (t) if the Requesting Holder (as the case may be) or the underwriters, if any, so request, request acceleration of effectiveness of the registration statement from the SEC, provided that, at the time of such request, the Company does not, in good faith, believe it is necessary to amend further the registration statement in order to comply with the provisions of this Section 6. If the Company wishes to further amend the registration statement prior to requesting accelerations, it shall have five (5) Business Days to so amend prior to requesting acceleration.

     It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to the Company such information regarding the securities held by such Holder and its Affiliates and the intended method of disposition thereof as the Company shall reasonably request in connection with such registration.

     Each Holder that is participating in a registration agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder receives the copies of the prospectus supplement or amendment contemplated by Section 6(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 6(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(f) hereof to and including the date when such Holder shall have received the copies of the prospectus supplement or amendment contemplated by Section 6(f) hereof.

     7. Indemnification.

     (a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 2 or 3 hereof, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each Holder, its directors, officers, employees, stockholders, general partners, limited partners, members, advisory directors and managing directors (and directors, officers, stockholders, general partners, limited partners, members, advisory directors, managing directors and controlling persons thereof), in the case of the Names' Trustee, the Names Trust Beneficiaries, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with any Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which such Holder, any such director, or officer, employee, stockholder, general or limited partner, member, or advisory or managing director, any Names Trust Beneficiary or any such underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which they are made), and the Company will reimburse each Holder and each such director, officer, employee, general partner, limited partner, advisory director, managing director, Names Trust Beneficiary or underwriter and controlling person for any legal or any other expenses reasonably incurred by them as such expenses are incurred in connection with investigating or defending such loss, claim, liability, action or proceeding; provided that the Company shall not be liable with respect to any individual Holder in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or its director, officer, employee, stockholder, general or limited partner, managing director, Names Trust Beneficiary or underwriter, as applicable, specifically stating that it is for use in the preparation thereof; provided, further, however, that the Company shall not be required to indemnify any such person if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final prospectus or any amendment or supplement thereto and the final prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by such indemnified person resulted from any action, claim or suit by any person who purchased Registrable Securities which are the subject thereof from such indemnified person and it is established in the related proceeding that such indemnified person failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such person with or prior to the confirmation of the sale of such Registrable Securities sold to such person if required by applicable law, unless such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by the Company with this Section 7 or as a result of the failure of the Company to provide such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of each Holder or any such director, officer, employee, general partner, limited partner, managing director, Names Trust

Beneficiary, underwriter or controlling person and shall survive the transfer of such securities by any Holder.

     (b) Indemnification by Holders and Underwriters. In the event of any registration of any Registrable Securities under the Securities Act pursuant to
Section 2 or 3 hereof, each Holder selling such Registrable Securities in such registration and any underwriter will, and they hereby do, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this Section 7) the Company and its directors, officers, employees and controlling persons against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the consent of the applicable Holder and any underwriter) to which the Company and its directors, officers, employees and controlling persons may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which they are made), and the applicable Holder and any underwriter will reimburse the Company and its directors, officers, employees and controlling persons for any legal or any other expenses reasonably incurred by them to the extent that such expenses are incurred in connection with investigating or defending such loss, claim, liability, action or proceeding; provided that each such Holder or any underwriter, as applicable, shall only be liable in any case described in this Section 7(b) if and to the extent that the relevant loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such particular Holder or such underwriter, as applicable, specifically stating that such instrument is for use in the preparation of such registration statement, and provided, further, that any liability of any Holder under (or which could have been brought under) this Section 7 shall be several and not joint with any other person, provided, further, however, that such Holder or underwriter shall not be required to indemnify the Company if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final prospectus or any amendment or supplement thereto and the final prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Company resulted from any action, claim or suit by any person who purchased Registrable Securities which are the subject thereof from the Company and it is established in the related proceeding that the Company failed to deliver or provide a copy of the final prospectus (as amended or supplemented) to such person with or prior to the confirmation of the sale of such Registrable Securities sold to such person if required by applicable law, unless such failure to deliver or provide a copy of the final prospectus (as amended or supplemented) was a result of noncompliance by the Holder or any underwriter with this Section 7 or as a result of the failure of the Holder or any underwriter to provide such final prospectus. No Holder shall be liable for any claims brought, or that could have been brought, under this Section 7 for any amounts exceeding in the aggregate the net purchase price proceeds received by that Holder on the sale of the

Registrable Securities being sold pursuant to such registration statement or prospectus by such Holder.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 7, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 7, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof or a court of competent jurisdiction determines that the indemnifying party is not vigorously defending such action or proceeding. An indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to all indemnified parties of a release from all liability in respect to such claim or litigation, (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on such indemnified party or (iii) does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels (together with the fees of appropriate local counsel).

     (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, and the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a) and 7(b), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder and distributed to the public were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Other Indemnification. Indemnification similar to that specified in Sections 7(a) and 7(b) (with appropriate modifications) shall be given by the Company and each Holder with respect to any required registration or other qualification of securities under any law or with any Governmental Entity other than as required by the Securities Act.

     (f) Non-Exclusivity. The obligations of the parties under this Section 7 shall be in addition to any liability, which any party may otherwise have to any other party, subject to the aggregate limits described in the last sentence of
Section 7(b).

     (g) Indemnification Payments. The indemnification and contribution required by Sections 7(a), 7(b) and 7(d) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     8. Information to be Furnished by the Holders. EACH HOLDER SHALL FURNISH TO THE COMPANY SUCH INFORMATION AS THE COMPANY MAY REASONABLY REQUEST AND AS SHALL BE REQUIRED IN CONNECTION WITH THE REGISTRATION AND RELATED PROCEEDINGS REFERRED TO HEREIN. IF SUCH HOLDER FAILS TO PROVIDE THE COMPANY WITH SUCH INFORMATION WITHIN TWO WEEKS OF RECEIPT OF THE COMPANY'S REQUEST, THE COMPANY'S OBLIGATIONS HEREUNDER WITH RESPECT TO SUCH HOLDER'S REGISTRABLE SECURITIES SHALL BE SUSPENDED UNTIL SUCH HOLDER PROVIDES SUCH INFORMATION.

     9. Miscellaneous.

     (a) Remedies. The Company and each Holder acknowledge and agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

     (b) Entire Agreement. This Agreement, together with the Shareholders' Agreement and each Management Shareholder's Agreement, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof (other than the Shareholders' Agreement and each Management Shareholder's Agreement).

     (c) Notices. Any notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered (i) personally, or
(ii) by first class post in a pre-paid envelope, (iii) by fax or (iv) by email, to the party due to receive the notice or communication at its address, fax number or email address set out or described below, or such other address, fax number or email address as a party may specify by notice in writing to the others in accordance with this clause:

             (i)    If to the Company, to:

                    Aspen Insurance Holdings Limited
                    Cannon's Court
                    22 Victoria Street
                    Hamilton HM 12, Bermuda
                    Attention: Julian Cusack
                    Fax:   +1 441 295 1829
                    Email: julian.cusack@aspen.bm


             (ii) If to a Holder (other than a Company Holder), at such Holder's address, fax number or email address as set forth in the Register of Members (or similar register used for registration of Ordinary Share Equivalents) maintained by the Company, contained in any deed of adherence to this Agreement or otherwise on file with the Company (as the case may be). Any person that becomes a Holder shall promptly provide to the secretary of the Company such Holder's address, fax number and email address for the purpose of notices hereunder

             (iii) If to a Company Holder, to the Company Holders' Representative, at:

                    Aspen Insurance Holdings Limited
                    c/o Aspen Reinsurance UK Limited
                    100 Leadenhall Street
                    London EC3A 3DD
                    Attention: Christopher O'Kane / Chief Executive Officer
                    Fax:   +44 207 929 4111
                    Email: chris.okane@aspen-re.com

In the absence of evidence of earlier receipt, any notice or other communication shall be deemed to have been duly given: (i) if delivered personally, when left at the address referred to in this paragraph; (ii) if sent by mail other than air mail, five Business Days after posting such notice; (iii) if sent by air mail, two Business Days after posting such;
(iv) if sent by fax on a Business Day between the hours of 9 a.m. and 5 p.m. (local time at Recipient's address), when confirmation of its transmission has been recorded by the sender's fax machine, and if sent at any other time, if confirmation of its transmission has been recorded by the sender's fax machine, at 9 a.m. on the next succeeding Business Day; or (v) if sent by email on a Business Day between the hours of 9 a.m. and 5 p.m. (local time at Recipient's address), one hour after transmission, and if sent at any other time, at 9 a.m. on the next succeeding Business Day, unless, in either case, the sender receives a return message within three hours after transmission indicating that the email has not been delivered to the intended recipient (including any message that the intended recipient is "out of the office" or otherwise unavailable), unless the sender confirms by telephone directly with the intended recipient his or her receipt of the email.

     (d) Applicable Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in that State.

     (e) Jurisdiction. The courts of the State of New York in New York County and the United States District Court for the Southern District of New York shall have jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this agreement and, by execution and delivery of this agreement. Each of the parties to this Agreement submits to the non-exclusive jurisdiction of those courts, including but not limited to the in personam and subject matter jurisdiction of those courts, waives any objections to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with Section 9(c)) or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

     (f) MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

     (g) Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     (h) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

     (i) Assignment; Successors and Assigns. The registration rights arising under this Agreement may not be assigned by any Holder other than to a person who would qualify as a Transferee of such Holder. Subject to the foregoing sentence and the provisions of Section 5 (with respect to Permitted Distributees), the provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns and the provisions of this Agreement which are for the benefit of the Holders shall also be for the benefit of and enforceable by any Transferee

(whether or not any express assignment shall have been made); provided that (i) each Transferee and each Permitted Distributee which is intended to be bound by this Agreement in accordance with the provisions of Section 5 shall be required to execute and deliver a written agreement to be bound by the terms and conditions of this Agreement applicable to such Transferee in a form reasonably satisfactory to the Company and (ii) the Company shall require each Company Holder to execute and deliver a Management Shareholder's Agreement, which contains a provision whereby such Company Holder agrees to be bound by the terms and conditions of this Agreement applicable to such Company Holder. Each Holder shall have the exclusive option to determine which rights and obligations shall be assigned to any Transferee (but no such option will limit the rights of any other Holders hereunder). The parties acknowledge for the purposes of this Agreement and the Shareholders' Agreement that WU plc may grant security over the Ordinary Shares and the Options held by WU plc and may assign its rights arising under this Agreement by way of security provided that, before the grant of the security and security assignment, the chargee shall have executed an undertaking in the form of a deed (in terms reasonably satisfactory to the Company) for the benefit of the Company and the other parties to this Agreement and the Shareholders' Agreement that the chargee (or any other person nominated by the chargee as the person to whom the Ordinary Shares and/or rights under this Agreement are to be transferred) will execute a deed of adherence to the Shareholders' Agreement substantially in the form attached thereto and a written agreement to be bound by the terms and conditions of this Agreement in the form set out in a schedule to the undertaking of the chargee referred to above prior to, or at the time, of being registered as the holder of such Ordinary Shares whereupon the chargee (or such person) shall be bound by, and have the benefit of the Shareholders' Agreement and this Agreement.

     (j) Amendments, Waivers. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by Holders (other than Company Holders or Permitted Distributees, in each case, subject to the applicable provisions of Section 9(p) below) holding 75% of the total number of Registrable Securities then held by all such Holders; provided that any amendment or variation of this Agreement that would adversely affect a Holder (other than Company Holders or Permitted Distributees, in each case, subject to the applicable provisions of Section 9(p) below) in a disproportionate manner relative to the other Holders may not be effected without the consent of such disproportionately affected Holder.

     (k) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     (l) Limited Liability. Notwithstanding any other provision of this Agreement, neither the current or future members, general partners, limited partners, managing directors or advisors, or any current or future directors, officers or employees of any such members, general partners, limited partners, managing directors or advisors, of any Investor shall have any personal liability for performance of any obligation of such Investor under this Agreement. The parties to this Agreement acknowledge that the Names' Trustee is a party to this Agreement solely in its capacity as trustee of the Part A Trust Fund of the Names Trust and, accordingly, (x) the Names' Trustee shall be liable to satisfy its obligations under this Agreement, including, without limitation, any obligations or liabilities arising under the indemnity provisions of Section 7(b) or arising in connection with any default by the Names' Trustee under this Agreement, only to the extent of the assets held from time to time by the Names' Trustee as trustee of the Part A Trust Fund of the Names Trust in accordance with the terms of the declaration of trust governing the Names Trust ("Names Trust Assets") and (y) no recourse shall be had to (I) any assets other than the Names Trust Assets, including, any of the assets held by the Names' Trustee as trustee, co-trustee or nominee of a trust other than the Names Trust, as owner in its individual capacity or in any way other than as trustee of the Part A Trust Fund of the Names Trust or (II) the Names' Trustee for any cash, securities or other assets that have been distributed by the Names' Trustee to the Names Trust Beneficiaries as beneficiaries of the Names Trust.

     (m) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of any Holder (other than any Company Holder or any Permitted Distributee, subject, in each case, to the terms of Section 9(p) below) to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     (n) Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, make publicly available such information, as described in Rule 144) and it will take such further action as any Holder may reasonably request, so as to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any successor or similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder (w) a written statement as to whether it has complied with such requirements; (x) a written statement by the Company as to whether it qualifies as a registrant whose securities may be resold pursuant to short form registration statement; (y) a copy of the most recent annual or quarterly report of the Company; and (z) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any Registrable Securities without registration.

     (o) Other Registration Rights.

         (i) The Company covenants that it will not grant any right of registration under the Securities Act (or any law or regulation of similar effect in force in the United States or elsewhere) relating to any of its Ordinary Shares or Ordinary Share Equivalents or other equity securities to any person unless each of the Holders (other than the Company Holders) shall be entitled to (x) notice of any such registration substantially similar to that notice provided in Section 2(c)(i) or Section 3(a)(i) hereof and (y) to have included in any registration effected pursuant to Sections 2 or 3 hereof all Registrable Securities requested by such Holders to be so included prior to the inclusion of any securities requested to be registered by the persons entitled to any such other registration rights pursuant to any right of registration comparable to those contained in Section 2 or Section 3 hereof. In any event, the Company covenants that it will not grant any new right of registration under the Securities Act (or any law or regulation of similar effect in force in the United States or elsewhere) relating to any of its Ordinary Shares or Ordinary Share Equivalents or other equity securities to any person comparable to the rights contained in Section 2 hereof without providing that the exercise of such new right during the eighteen month period following the completion of the Initial Public Offering will only be permitted following the consummation of any underwritten public offering by the Holders (other than the Company Holders).

         (ii) The Company shall not at any time grant to any other holders of Ordinary Shares, Ordinary Share Equivalents or other equity securities of the Company any rights to request the Company to effect the registration (whether requested or incidental) under the Securities Act or otherwise of any such securities on any terms more favorable to such holders than the terms set forth in this Agreement.

         (iii) The Company covenants that it will not enter into, or cause or permit any of its Affiliates to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders in this Agreement.

         (iv) If the Company at any time proposes to effect a public offering in a jurisdiction other than the United States of any of its Ordinary Shares, Ordinary Share Equivalents or any other of its securities (other than a public offering (i) relating to Ordinary Shares issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company or its subsidiaries or (ii) in connection with an acquisition, directly or indirectly, by the Company of another company), the Company and the Holders will have the rights and be subject to the obligations agreed in this Agreement to the extent and where applicable.

     (p) Third Party Beneficiaries. This Agreement is for the benefit of the parties hereto and their successors and permitted assigns and no third party shall have any right, title or interest in this Agreement as a third party beneficiary (express or implied) or otherwise, provided that (x) each Company Holder shall be a third party beneficiary of this Agreement, subject to all of the conditions and obligations in this Agreement applicable to such Company Holder and subject to the terms and conditions of Section 3(c) in the Management Shareholder's Agreement to which such Company Holder is a party, with the understanding that the parties to this Agreement shall be entitled to amend, modify, suspend, rescind or terminate, or waive any provision of, this Agreement without any notice to or consent of the Company Holders, provided that, if any such action adversely affects only the Company Holders or adversely affects the Company Holders in a disproportionate manner relative to the other Holders then such action shall not be taken without the prior written consent of the Company Holders holding a majority of the Registrable Securities then held by all Company Holders, and with the further understanding that the Company Holders' Representative shall be entitled to receive notices and other communications and take decisions and exercise approvals, consents and other rights under or in connection with this Agreement for and on behalf of the Company Holders in accordance with the power of attorney granted to the Company Holders' Representative under each Management Shareholder's Agreement, and (y) each Permitted Distributee that is entitled to any rights under this Agreement in accordance with Section 5 shall be a third party beneficiary of this Agreement, subject to all of the conditions and obligations in this Agreement applicable to such Permitted Distributee, with the understanding that the parties to this Agreement shall be entitled to amend, modify, suspend, rescind or terminate, or waive any provision of, this Agreement without any notice to or consent of any Permitted Distributees, provided that, if any such action adversely affects only such Permitted Distributees or adversely affects such Permitted Distributees in a disproportionate manner relative to the other Holders then such action shall not be taken without the prior written consent of such Permitted Distributees holding a majority of the Registrable Securities then held by all such Permitted Distributees.

     (q) Effective Date; Termination.

         (i) Sections 3(a)(iv), 4 and 9(l) of this Agreement shall become effective on and as of the date hereof and together with the Prior Agreement shall constitute the entire agreement and understanding of the parties hereto and thereto in respect of the subject matter contained herein and therein prior to the completion date of the Company's Initial Public Offering. The remainder of this Agreement shall become effective on the completion date (the "Effective Date") of the Initial Public Offering and prior to such time shall have no force or effect. If the Initial Public Offering is abandoned or is not completed for any reason prior to June 30, 2004, this Agreement (other than Sections 3(a)(iv), 4 and 9(l) shall have no force or effect and no party shall have any liability or other obligation to any other party in respect of any of the terms or provisions hereof, provided that, for avoidance of doubt, the Prior Agreement, including Sections 3(a)(iv), 4 and 9(l) of this Agreement shall continue in full force and effect.

         (ii) This Agreement shall terminate upon the first to occur (i) the written agreement among the Company (acting with the approval of its board of directors) and each Holder (other than the Company Holders, subject, however, to
Section 9(p) above) that this Agreement be terminated, (ii) a Change of Control (as defined in the Shareholders Agreement), except the registration rights of Holders under Section 3 (Incidental Registration) and all provisions in this Agreement attendant to such rights shall survive, (iii) the liquidation or dissolution of the Company and (iv) the tenth anniversary of the Effective Date, provided that, in any event, the terms of Section 7 and Sections 9(d), (e) and
(f) shall survive.

     (r) Headings. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

Signed by                                                              )
duly authorised for and on behalf of                                   )
ASPEN INSURANCE HOLDINGS LIMITED                                       )


Signed by                                                              )
duly authorised for and on behalf of                                   )
3i GROUP PLC                                                           )


Signed by                                                              )
duly authorised for and on behalf of                                   )
DLJ MERCHANT BANKING III, INC.                                         )
as Managing General Partner for and on behalf of                       )
DLJMB OVERSEAS PARTNERS III, C.V.                                      )


Signed by                                                              )
duly authorised for and on behalf of                                   )
DLJ MERCHANT BANKING III, INC.                                         )
as Advisory General Partner for and on behalf of                       )
DLJ OFFSHORE PARTNERS III, C.V.                                        )


Signed by                                                              )
duly authorised for and on behalf of                                   )
DLJ MERCHANT BANKING III, INC.                                         )
as Advisory General Partner on behalf of                               )
DLJ OFFSHORE PARTNERS III-1, C.V.                                      )
and as attorney-in-fact for                                            )
DLJ MERCHANT BANKING III, L.P.,                                        )
as Associate General Partner for and on behalf of                      )
DLJ OFFSHORE PARTNERS III-1, C.V.                                      )


Signed by                                                              )
duly authorised for and on behalf of                                   )
DLJ MERCHANT BANKING III, INC.                                         )
as Advisory General Partner on behalf of                               )
DLJ OFFSHORE PARTNERS III-2, C.V.                                      )
and as attorney-in-fact for                                            )
DLJ MERCHANT BANKING III, L.P.                                         )
as Associate General Partner for and on behalf of                      )
DLJ OFFSHORE PARTNERS III-2, C.V.                                      )

Signed by                                                              )
duly authorised for and on behalf of                                   )
DLJ MERCHANT BANKING III, INC.                                         )
General Partner of                                                     )
DLJ MERCHANT BANKING III, L.P.                                         )
as Managing Limited Partner for and on behalf of                       )
DLJMB PARTNERS III GMBH & CO. KG                                       )


Signed by                                                              )
duly authorised for and on behalf of                                   )
DLJ LBO PLANS MANAGEMENT                                               )
CORPORATION                                                            )
as Managing General Partner for and on behalf of                       )
MBP III PLAN INVESTORS, L.P.                                           )


Signed by                                                              )
duly authorised for and on behalf of                                   )
DLJ MERCHANT BANKING III, INC.                                         )
as Managing General Partner for and on behalf of                       )
MILLENNIUM PARTNERS II, L.P.                                           )


Signed by                                                              )
duly authorised for and on behalf of                                   )
OGP III, L.L.C.,                                                       )
as General Partner for and on behalf of                                )
OLYMPUS GROWTH FUND III, L.P.                                          )


Signed by                                                              )
duly authorised for and on behalf of                                   )
NIBUR, L.L.C.                                                          )
General Partner of                                                     )
OEF, L.P.                                                              )
General Partner for and on behalf of                                   )
OLYMPUS EXECUTIVE FUND L.P.                                            )


Signed by                                                              )
duly authorised for and on behalf of                                   )
PHOENIX EQUITY PARTNERS LIMITED                                        )
in its capacity as manager for and on behalf of                        )
PHOENIX EQUITY PARTNERS IV "A" L.P.                                    )

Signed by                                                              )
duly authorised for and on behalf of                                   )
PHOENIX EQUITY PARTNERS LIMITED                                        )
in its capacity as manager for and on behalf of                        )
PHOENIX EQUITY PARTNERS IV "B" L.P.                                    )


Signed by                                                              )
duly authorised for and on behalf of                                   )
PHOENIX EQUITY PARTNERS LIMITED                                        )
in its capacity as manager for and on behalf of                        )
PHOENIX EQUITY PARTNERS IV "C" L.P.                                    )


Signed by                                                              )
duly authorised for and on behalf of                                   )
PHOENIX EQUITY PARTNERS LIMITED                                        )
as attorney for                                                        )
DONALDSON, LUFKIN & JENRETTE                                           )
SECURITIES CORPORATION                                                 )


Signed by                                                              )
duly authorised for and on behalf of                                   )
PHOENIX EQUITY PARTNERS LIMITED                                        )
in its capacity as administrator for and on behalf of                  )
THE PHOENIX EQUITY PARTNERS IV                                         )
CO-INVESTMENT PLAN                                                     )


Signed by                                                              )
duly authorised for and on behalf of                                   )
PHOENIX EQUITY PARTNERS LIMITED                                        )
in its capacity as manager for and on behalf of                        )
PHOENIX EQUITY PARTNERS III AND IV                                     )
EXECUTIVE INVESTMENT PLAN L.P.                                         )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND US NO. 1 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND US NO. 2 LIMITED                                    )
PARTNERSHIP                                                            )

Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND US NO. 3 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND US NO. 4 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND US NO. 5 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND UK NO. 1 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND UK NO. 2 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND UK NO. 3 LIMITED                                    )
PARTNERSHIP                                                            )

Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND UK NO. 4 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND UK NO. 5 LIMITED                                    )
PARTNERSHIP                                                            )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER PARTNERS LIMITED                                              )
as general partner for and on behalf of                                )
CANDOVER 2001 FUND UK NO. 6 LIMITED                                    )
PARTNERSHIP.                                                           )


Signed for and on behalf of                                            )
CANDOVER 2001 GMBH & CO. KG                                            )
represented by                                                         )
DEUTSCHE CANDOVER                                                      )
(MANAGING LIMITED PARTNER) GMBH                                        )
represented by                                                         )
Norbert Pacho as managing director                                     )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER (TRUSTEES) LIMITED                                            )


Signed by                                                              )
duly authorised for and on behalf of                                   )
MOURANT & CO. TRUSTEES LIMITED                                         )
in its capacity as trustee of                                          )
CANDOVER 2001                                                          )
EMPLOYEE BENEFITS TRUST                                                )


Signed by                                                              )
duly authorised attorney for and on behalf of                          )
CANDOVER INVESTMENTS PLC                                               )

Signed by                                                              )
duly authorised for and on behalf of                                   )
THE LEXICON PARTNERSHIP LLP                                            )


Signed by                                                              )
duly authorised for and on behalf of                                   )
WELLINGTON UNDERWRITING PLC                                            )


Signed by                                                              )
duly authorised for and on behalf of                                   )
MONTPELIER REINSURANCE LTD.                                            )


Signed by                                                              )
duly authorised for and on behalf of                                   )
BCP EXCALIBUR HOLDCO (CAYMAN) LIMITED                                  )


Signed by                                                              )
duly authorised for and on behalf of                                   )
BOCP EXCALIBUR HOLDCO (CAYMAN) LIMITED                                 )


Signed by                                                              )
duly authorised for and on behalf of                                   )
BFIP EXCALIBUR HOLDCO (CAYMAN) LIMITED                                 )


Signed by                                                              )
duly authorised for and on behalf of                                   )
BGE EXCALIBUR HOLDCO (CAYMAN) LIMITED                                  )


Signed by                                                              )
duly authorized for and on behalf of                                   )
HARRINGTON TRUST LIMITED                                               )
solely as trustee of the Part A Trust                                  )
Fund of the Names Trust                                                )

                                   SCHEDULE 1

THE INVESTORS

         "BLACKSTONE"
          ----------
         BCP Excalibur Holdco (Cayman) Limited
         BOCP Excalibur Holdco (Cayman) Limited
         BFIP Excalibur Holdco (Cayman) Limited
         BGE Excalibur Holdco (Cayman) Limited

         "CANDOVER"
          --------
         Candover Partners Limited as General Partner of the following limited partnerships which comprise the Fund:
              Candover 2001 Fund UK No. 1 Limited Partnership
              Candover 2001 Fund UK No. 2 Limited Partnership
              Candover 2001 Fund UK No. 3 Limited Partnership
              Candover 2001 Fund UK No. 4 Limited Partnership
              Candover 2001 Fund UK No. 5 Limited Partnership
              Candover 2001 Fund UK No. 6 Limited Partnership
              Candover 2001 Fund US No. 1 Limited Partnership
              Candover 2001 Fund US No. 2 Limited Partnership
              Candover 2001 Fund US No. 3 Limited Partnership
              Candover 2001 Fund US No. 4 Limited Partnership
              Candover 2001 Fund US No. 5 Limited Partnership
         Candover 2001 GmbH & Co. KG
         Candover Investments plc
         Candover (Trustees) Limited
         Mourant & Co. Trustees Limited

         "CSFB"
          ----
         DLJMB Overseas Partners III, C.V.
         DLJ Offshore Partners III, C.V.
         DLJ Offshore Partners III-1, C.V.
         DLJ Offshore Partners III-2, C.V.
         DLJMB Partners III GmbH & Co. KG
         Millennium Partners II, L.P.
         MBP III Plan Investors, L.P.

         3i Group plc

         "PHOENIX"
          -------
         Phoenix Equity Partners IV "A" L.P.
         Phoenix Equity Partners IV "B" L.P.
         Phoenix Equity Partners IV "C" L.P.
         Donaldson, Lufkin & Jenrette Securities Corporation
         Phoenix Equity Partners III and IV Executive Investment Plan L.P. Phoenix Equity Partners IV Co-Investment Plan

         "OLYMPUS"
          -------
         Olympus Growth Fund III, L.P.
         Olympus Executive Fund, L.P.

         Montpelier Reinsurance Ltd.

         The Lexicon Partnership LLP